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                        SECURITIES AND ECHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 18, 1999
                                                 -------------------------------

                               Alpha Microsystems
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               (Exact name of registrant as specified in charter)

California                                0-10558            95-3108178
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(State or other jurisdiction            (Commission          (IRS Employer
of incorporation)                       File Number)         Identification No.)

         2722 South Fairview Street, Santa Ana, California        92704
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        (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code   (714) 957-8500
                                                   -----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

         As previously reported, effective November 18, 1999, pursuant to Amendment No. 3 to the Securities Purchase Agreement dated as of August 7 1998, the holder of the Company's outstanding redeemable preferred stock, Hampshire Equity Partners, II, purchased an additional $5.0 million of exchangeable redeemable preferred stock on essentially the same terms as the currently outstanding redeemable preferred stock that is included in shareholders' equity as of September 30, 1999. The preferred holder also received warrants to purchase an additional 2,971,620 shares of common stock at $2.50 per share.

         The pro forma condensed consolidated balance sheet included herein is filed for informational purposes and reflects the receipt of proceeds of $4,950,000, net of direct transaction costs of $50,000, and the application of such net proceeds to redeemable preferred stock and warrants both within shareholders' equity.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         The following is included with this report:

         Condensed Consolidated Balance Sheet as of September 30, 1999

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 29, 1999              ALPHA MICROSYSTEMS


                                       By:  /s/Robert O. Riiska
                                            ------------------------------------
                                            Robert O. Riiska
                                            Chief Financial Officer
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                                            ALPHA MICROSYSTEMS
                                  CONDENSED CONSOLIDATED BALANCE SHEETS
                                     (In thousands, except share data)

                                                                                                      Pro forma
                                                                  September 30,                      September 30,
                                                                      1999        Pro forma              1999
                                                                   (Unaudited)   Adjustments         (Unaudited)
                                                                   -----------   -----------         -----------
ASSETS
Current assets:
   Cash and cash equivalents                                        $    517        $  4,950(1)        $ 5,467
   Restricted cash                                                       300                               300
   Accounts receivable, net of allowance for doubtful
     accounts of $657                                                  7,604                             7,604
   Prepaid expenses and other current assets                           1,152                             1,152
                                                                    --------        --------           -------
     Total current assets                                              9,573           4,950            14,523

Property and equipment, net of accumulated depreciation
     of $9,963                                                         5,341                             5,341
Goodwill, net                                                          8,060                             8,060
IT service contracts, net                                                637                               637
Software development costs, net                                          582                               582
Other intangibles, net                                                   170                               170
Other assets                                                             487                               487
                                                                    --------        --------           -------
                                                                    $ 24,850        $  4,950           $29,800
                                                                    ========        ========           =======

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Bank borrowings                                                  $  2,250        $                  $ 2,250
   Accounts payable                                                    2,577                             2,577
   Accrued compensation                                                1,028                             1,028
   Deferred revenue                                                    3,814                             3,814
   Other accrued liabilities                                           1,074                             1,074
                                                                    --------        --------           -------
     Total current liabilities                                        10,743                            10,743

Long-term debt                                                           530                               530
Other long-term liabilities                                              134                               134

Redeemable preferred stock, no par value; 2,501 issued
   and outstanding, liquidation value $2,556                           2,170                             2,170

Shareholders' equity:
   Redeemable preferred stock, no par value; 5,000,000
     shares authorized; 12,500 issued and outstanding, 17,500
     pro forma; liquidation value $12,781 actual, $17,781
     pro forma                                                        10,693           4,059(2)        14,752
   Common stock, no par value; 40,000,000 shares
     Authorized; 11,629,820 shares issued and outstanding             32,825                            32,825
   Warrants                                                            1,764             891(2)         2,655
   Accumulated deficit                                               (34,046)                          (34,046)
   Accumulated other comprehensive income                                 37                                37
                                                                    --------        --------           -------
     Total shareholders' equity                                       11,273           4,950            16,223
                                                                    --------        --------           -------
                                                                    $ 24,850        $  4,950           $29,800
                                                                    ========        ========           =======


(1) Receipt of proceeds, net of transaction related costs approximating $50,000.
(2) Application of net proceeds to redeemable preferred stock and warrants.